UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2019
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $.01 per share	EEI	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 20, 2019, Ecology and Environment Inc., a New York corporation (“E&E” or the “Company”), held a special meeting of the Company’s stockholders (the “Special Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Special Meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of August 28, 2019 (the “Merger Agreement”), by and among WSP Global Inc., a Canadian corporation, Everest Acquisition Corp., a New York corporation and indirect wholly owned subsidiary of WSP Global Inc. and the Company (the “Merger Agreement Proposal”); (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger (the “Merger”) contemplated by the Merger Agreement (the “Compensation Proposal”); and (iii) a proposal to approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”). These proposals are described in more detail in the definitive proxy statement filed by E&E on October 8, 2019.  The number of shares of Class A common stock, $0.01 par value per share, of E&E (the “Class A Common Stock”) outstanding and eligible to vote as of the record date for the Special Meeting, October 4, 2019 (the “Record Date”), was 3,138,323, and the number of shares of Class B common stock, $0.01 par value per share, of E&E (the “Class B Common Stock” and, together with the Class A Common Stock, the “E&E Common Stock”) outstanding and eligible to vote as of the Record Date was 1,191,678. A total of 3,335,490 shares of E&E Common Stock (77%) were represented at the Special Meeting in person or by proxy, constituting a quorum to conduct business.

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders. The final voting results were as follows:

1.	The Merger Agreement Proposal:

Adoption of the Merger Agreement	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Class A Common Stock (1/10 vote per share)	2,148,192	5,819	2,884	0
Class B Common Stock (1 vote per share)	1,178,407	0	0	0

2.	The Compensation Proposal:

Advisory Vote to Approve Executive Compensation	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Class A Common Stock (1/10 vote per share)	2,070,689	45,239	40,965	0
Class B Common Stock (1 vote per share)	1,178,407	0	0	0

3.	The Adjournment Proposal:

Adjournment of the Special Meeting	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Class A Common Stock (1/10 vote per share)	2,122,944	25,354	8,597	0
Class B Common Stock (1 vote per share)	1,177,860	0	747	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

	By:	/s/Peter F. Sorci
Peter F. Sorci, Acting Chief Financial Officer

Dated: November 20, 2019